October 23, 2024	FOR IMMEDIATE RELEASE
Media Contact: Steve Hollister, 727.567.2824
Investor Contact: Kristina Waugh, 727.567.7654
raymondjames.com/news-and-media/press-releases

RAYMOND JAMES FINANCIAL REPORTS FISCAL FOURTH QUARTER AND
FISCAL 2024 RESULTS

•Record annual net revenues of $12.82 billion and record net income available to common shareholders of $2.06 billion for fiscal 2024, up 10% and 19%, respectively, over fiscal 2023
•Return on common equity of 18.9% and adjusted return on tangible common equity of 23.3%(1) for fiscal 2024
•Record quarterly net revenues of $3.46 billion, up 13% over the prior year’s fiscal fourth quarter and 7% over the preceding quarter
•Record quarterly net income available to common shareholders of $601 million, or $2.86 per diluted share; record quarterly adjusted net income available to common shareholders of $621 million(1), or $2.95 per diluted share(1)
•Record client assets under administration of $1.57 trillion and record Private Client Group assets in fee-based accounts of $875.2 billion, up 25% and 28%, respectively, over September 2023
•Domestic Private Client Group net new assets(2) of $13.0 billion for the fiscal fourth quarter and $60.7 billion for fiscal 2024, annualized growth from beginning of period assets of 4.0% and 5.5%, respectively
•Total clients’ domestic cash sweep and Enhanced Savings Program (“ESP”) balances of $57.9 billion, up 3% compared to both September 2023 and June 2024
•Returned approximately $1.3 billion of capital to shareholders through the combination of share repurchases and dividends in fiscal 2024

ST. PETERSBURG, Fla – Raymond James Financial, Inc. (NYSE: RJF) today reported record net revenues of $3.46 billion and net income available to common shareholders of $601 million, or $2.86 per diluted share, for the fiscal fourth quarter ended September 30, 2024. Excluding $25 million of expenses related to acquisitions, quarterly adjusted net income available to common shareholders was $621 million(1), or $2.95 per diluted share(1).

Record quarterly net revenues increased 13% over the prior year’s fiscal fourth quarter and 7% over the preceding quarter, primarily driven by higher asset management and related administrative fees and investment banking revenues. Record quarterly net income available to common shareholders increased 39% over the prior year’s fiscal fourth quarter largely due to higher net revenues and lower provisions for legal and regulatory matters.

For the fiscal year, record net revenues of $12.82 billion increased 10%, record earnings per diluted share of $9.70 increased 22%, and record adjusted earnings per diluted share of $10.05(1) increased 21% over fiscal 2023. The Private Client Group and Asset Management segments generated record net revenues and pre-tax income for the fiscal year. Return on common equity was 18.9% and adjusted return on tangible common equity was 23.3%(1) for fiscal 2024.

Please refer to the footnotes at the end of this press release for additional information.

“We generated record net revenues and record net income for the fourth quarter and fiscal year 2024,” said Chair and CEO Paul Reilly. “Our record performance highlights the strength of our diverse and complementary businesses. We are well positioned entering fiscal 2025 with record client asset levels, healthy pipelines for growth across the business and ample funding to support balance sheet growth. We are focused on maintaining strong capital ratios and a flexible balance sheet to support our results in any market environment.”

Segment Results
Private Client Group

•Record quarterly net revenues of $2.48 billion, up 9% over the prior year’s fiscal fourth quarter and 2% over the preceding quarter
•Quarterly pre-tax income of $461 million, down 3% compared to the prior year’s fiscal fourth quarter and up 5% over the preceding quarter
•Record annual net revenues of $9.46 billion and record annual pre-tax income of $1.79 billion, up 9% and 1%, respectively, over fiscal 2023
•Record Private Client Group assets under administration of $1.51 trillion, up 25% over September 2023 and 6% over June 2024
•Record Private Client Group assets in fee-based accounts of $875.2 billion, up 28% over September 2023 and 7% over June 2024
•Domestic Private Client Group net new assets(2) of $13.0 billion for the fiscal fourth quarter, or annualized growth from beginning of period assets of 4.0%; Domestic Private Client Group net new assets(2) of $60.7 billion for fiscal 2024, or growth from beginning of year assets of 5.5%
•Total clients’ domestic cash sweep and ESP balances of $57.9 billion, up 3% over both the prior year’s fiscal fourth quarter and the preceding quarter

Record quarterly net revenues grew 9% year-over-year and 2% sequentially primarily driven by higher asset management and related administrative fees and brokerage revenues, reflecting growth of client assets during the year.

“The Private Client Group achieved record results in fiscal 2024 as client assets exceeded $1.5 trillion driven by strong equity markets and net new asset growth,” said Reilly. “In the fiscal year, we generated domestic net new assets of $60.7 billion(2), a growth rate of 5.5%, as we remain focused on retaining, supporting and attracting high-quality financial advisors across our multiple affiliation options.”

Capital Markets

•Quarterly net revenues of $483 million, up 42% over the prior year’s fiscal fourth quarter and 46% over the preceding quarter
•Quarterly pre-tax income of $95 million
•Quarterly investment banking revenues of $306 million, up 58% over the prior year’s fiscal fourth quarter and 77% over the preceding quarter
•Annual net revenues of $1.47 billion, up 21% over fiscal 2023; Annual pre-tax income of $67 million

Quarterly net revenues grew 42% year-over-year and 46% sequentially primarily the result of higher investment banking revenues. M&A and advisory revenues of $205 million grew 45% over the prior year’s fiscal fourth quarter.

“Investment banking results increased significantly driven by robust M&A and advisory revenues as the market environment became more constructive in support of transaction closings in the quarter,” said Reilly. “Our M&A pipeline remains healthy, and we are optimistic investments in our platform and people should drive growth in fiscal 2025.”

Please refer to the footnotes at the end of this press release for additional information.

Asset Management

•Record quarterly net revenues of $275 million, up 17% over the prior year’s fiscal fourth quarter and 4% over the preceding quarter
•Record quarterly pre-tax income of $116 million, up 16% over the prior year’s fiscal fourth quarter and 4% over the preceding quarter
•Record annual net revenues of $1.03 billion and record annual pre-tax income of $421 million, up 16% and 20%, respectively, over fiscal 2023
•Record financial assets under management of $244.8 billion, up 25% over September 2023 and 7% over June 2024

Record quarterly net revenues grew 17% year-over-year and 4% sequentially largely attributable to higher financial assets under management due to higher equity markets and net inflows into fee-based accounts in the Private Client Group.

Bank

•Quarterly net revenues of $433 million, down 4% compared to the prior year’s fiscal fourth quarter and up 4% over the preceding quarter
•Quarterly pre-tax income of $98 million, up 26% over the prior year’s fiscal fourth quarter and down 15% compared to the preceding quarter
•Annual net revenues of $1.72 billion and annual pre-tax income of $380 million, down 15% and up 2% compared to fiscal 2023, respectively
•Bank segment net interest margin (“NIM”) of 2.62% for the quarter, down 25 basis points compared to the prior year’s fiscal fourth quarter and 2 basis points compared to the preceding quarter
•Record net loans of $46.0 billion, up 5% over September 2023 and 2% over June 2024

Quarterly pre-tax income increased 26% year-over-year predominantly driven by lower expenses which more than offset a decline in net revenues, which was mostly due to lower NIM. Sequentially, pre-tax income declined 15% as a higher bank loan provision for credit losses more than offset growth in net revenues, which included higher net interest income driven largely by loan growth in both securities-based loans and residential mortgage loans.

The credit quality of the loan portfolio remained solid. Criticized loans as a percent of total loans held for investment ended the quarter at 1.47%, up from 1.15% in the preceding quarter. Bank loan allowance for credit losses as a percent of total loans held for investment was 0.99%, and bank loan allowance for credit losses on corporate loans as a percent of corporate loans held for investment was 1.99%, each relatively flat with the preceding quarter.

Other

The effective tax rate was 20.8% for the quarter, primarily reflecting the favorable impact of non-taxable valuation gains associated with the corporate-owned life insurance portfolio. During the fiscal fourth quarter, the firm repurchased 2.6 million shares of common stock for $300 million at an average price of $115 per share. In total, the firm repurchased 7.7 million shares of common stock for $900 million at an average price of $117 per share in fiscal 2024, leaving approximately $645 million available under the Board of Directors’ approved common stock repurchase authorization. At the end of the quarter, the total capital ratio was 24.1%(3) and the tier 1 leverage ratio was 12.8%(3), both well above regulatory requirements.

A conference call to discuss the results will take place today, Wednesday, October 23, at 5:00 p.m. ET. The live audio webcast, and the presentation which management will review on the call, will be available at www.raymondjames.com/investor-relations/financial-information/quarterly-earnings. An audio replay of the call will be available at the same location until January 22, 2025. For a listen-only connection to the conference call, please dial: 800-715-9871 (conference code: 3778589).

Please refer to the footnotes at the end of this press release for additional information.

About Raymond James Financial, Inc.

Raymond James Financial, Inc. (NYSE: RJF) is a leading diversified financial services company providing private client group, capital markets, asset management, banking and other services to individuals, corporations and municipalities. The company has approximately 8,800 financial advisors. Total client assets are $1.57 trillion. Public since 1983, the firm is listed on the New York Stock Exchange under the symbol RJF. Additional information is available at www.raymondjames.com.

Forward-Looking Statements

Certain statements made in this press release may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions (including changes in interest rates and inflation), demand for and pricing of our products (including cash sweep and deposit offerings), anticipated timing and benefits of our acquisitions, and our level of success integrating acquired businesses, anticipated results of litigation, regulatory developments, and general economic conditions. In addition, future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise.
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC. Fiscal Fourth Quarter of 2024	Selected Financial Highlights (Unaudited)

Summary results of operations

	Three months ended			% change from
$ in millions, except per share amounts	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2023	June 30, 2024
Net revenues	$3,462	$3,053	$3,228	13%	7%
Pre-tax income	$760	$585	$644	30%	18%
Net income available to common shareholders	$601	$432	$491	39%	22%

Earnings per common share: (4)
Basic	$2.93	$2.07	$2.37	42%	24%
Diluted	$2.86	$2.02	$2.31	42%	24%

Non-GAAP measures: (1)
Adjusted pre-tax income	$785	$619	$667	27%	18%
Adjusted net income available to common shareholders	$621	$457	$508	36%	22%
Adjusted earnings per common share – basic (4)	$3.03	$2.19	$2.45	38%	24%
Adjusted earnings per common share – diluted (4)	$2.95	$2.13	$2.39	38%	23%

	Twelve months ended
$ in millions, except per share amounts	September 30, 2024	September 30, 2023	% change
Net revenues	$12,821	$11,619	10%
Pre-tax income	$2,643	$2,280	16%
Net income available to common shareholders	$2,063	$1,733	19%

Earnings per common share: (4)
Basic	$9.94	$8.16	22%
Diluted	$9.70	$7.97	22%

Non-GAAP measures: (1)
Adjusted pre-tax income	$2,740	$2,378	15%
Adjusted net income available to common shareholders	$2,137	$1,806	18%
Adjusted earnings per common share – basic (4)	$10.30	$8.50	21%
Adjusted earnings per common share – diluted (4)	$10.05	$8.30	21%

Other selected financial highlights	Three months ended			Twelve months ended
	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2024	September 30, 2023
Return on common equity (5)	21.2%	17.3%	17.8%	18.9%	17.7%
Adjusted return on common equity (1) (5)	21.9%	18.3%	18.4%	19.6%	18.4%
Adjusted return on tangible common equity (1) (5)	25.8%	22.2%	21.9%	23.3%	22.5%
Pre-tax margin (6)	22.0%	19.2%	20.0%	20.6%	19.6%
Adjusted pre-tax margin (1) (6)	22.7%	20.3%	20.7%	21.4%	20.5%
Total compensation ratio (7)	62.4%	62.0%	64.7%	64.1%	62.8%
Adjusted total compensation ratio (1) (7)	62.1%	61.4%	64.4%	63.7%	62.1%
Effective tax rate	20.8%	25.8%	23.6%	21.8%	23.7%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Fourth Quarter of 2024

Consolidated Statements of Income (Unaudited)

	Three months ended			% change from
in millions, except per share amounts	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2023	June 30, 2024
Revenues:
Asset management and related administrative fees	$1,662	$1,446	$1,611	15%	3%
Brokerage revenues:
Securities commissions	438	382	416	15%	5%
Principal transactions	123	98	116	26%	6%
Total brokerage revenues	561	480	532	17%	5%
Account and service fees	332	314	328	6%	1%
Investment banking	315	202	183	56%	72%
Interest income	1,073	1,019	1,057	5%	2%
Other	60	54	51	11%	18%
Total revenues	4,003	3,515	3,762	14%	6%
Interest expense	(541)	(462)	(534)	17%	1%
Net revenues	3,462	3,053	3,228	13%	7%
Non-interest expenses:
Compensation, commissions and benefits	2,159	1,892	2,090	14%	3%
Non-compensation expenses:
Communications and information processing	181	158	166	15%	9%
Occupancy and equipment	76	69	75	10%	1%
Business development	64	66	72	(3)%	(11)%
Investment sub-advisory fees	50	41	48	22%	4%
Professional fees	47	40	38	18%	24%
Bank loan provision/(benefit) for credit losses	22	36	(10)	(39)%	NM
Other (8)	103	166	105	(38)%	(2)%
Total non-compensation expenses	543	576	494	(6)%	10%
Total non-interest expenses	2,702	2,468	2,584	9%	5%
Pre-tax income	760	585	644	30%	18%
Provision for income taxes	158	151	152	5%	4%
Net income	602	434	492	39%	22%
Preferred stock dividends	1	2	1	(50)%	—%
Net income available to common shareholders	$601	$432	$491	39%	22%

Earnings per common share – basic (4)	$2.93	$2.07	$2.37	42%	24%
Earnings per common share – diluted (4)	$2.86	$2.02	$2.31	42%	24%
Weighted-average common shares outstanding – basic	204.7	208.3	206.8	(2)%	(1)%
Weighted-average common and common equivalent shares outstanding – diluted	210.1	213.8	212.3	(2)%	(1)%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Fourth Quarter of 2024

Consolidated Statements of Income (Unaudited)

	Twelve months ended
in millions, except per share amounts	September 30, 2024	September 30, 2023	% change
Revenues:
Asset management and related administrative fees	$6,196	$5,363	16%
Brokerage revenues:
Securities commissions	1,651	1,459	13%
Principal transactions	492	462	6%
Total brokerage revenues	2,143	1,921	12%
Account and service fees	1,314	1,125	17%
Investment banking	858	648	32%
Interest income	4,232	3,748	13%
Other	180	187	(4)%
Total revenues	14,923	12,992	15%
Interest expense	(2,102)	(1,373)	53%
Net revenues	12,821	11,619	10%
Non-interest expenses:
Compensation, commissions and benefits	8,213	7,299	13%
Non-compensation expenses:
Communications and information processing	662	599	11%
Occupancy and equipment	296	271	9%
Business development	257	242	6%
Investment sub-advisory fees	182	151	21%
Professional fees	150	145	3%
Bank loan provision for credit losses	45	132	(66)%
Other (8) (9)	373	500	(25)%
Total non-compensation expenses	1,965	2,040	(4)%
Total non-interest expenses	10,178	9,339	9%
Pre-tax income	2,643	2,280	16%
Provision for income taxes	575	541	6%
Net income	2,068	1,739	19%
Preferred stock dividends	5	6	(17)%
Net income available to common shareholders	$2,063	$1,733	19%

Earnings per common share – basic (4)	$9.94	$8.16	22%
Earnings per common share – diluted (4)	$9.70	$7.97	22%
Weighted-average common shares outstanding – basic	207.1	211.8	(2)%
Weighted-average common and common equivalent shares outstanding – diluted	212.3	216.9	(2)%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Selected Key Metrics
Fiscal Fourth Quarter of 2024	(Unaudited)

	As of				% change from
$ in millions, except per share amounts	September 30, 2024		September 30, 2023	June 30, 2024	September 30, 2023	June 30, 2024
Total assets	$82,992		$78,360	$80,628	6%	3%
Total common equity attributable to Raymond James Financial, Inc.	$11,594		$10,135	$11,118	14%	4%
Book value per share (10)	$57.03		$48.54	$54.08	17%	5%
Tangible book value per share (1) (10)	$48.43		$40.03	$45.57	21%	6%

Capital ratios:
Tier 1 leverage	12.8%	(3)	11.9%	12.7%
Tier 1 capital	22.8%	(3)	21.4%	22.2%
Common equity tier 1	22.6%	(3)	21.2%	22.0%
Total capital	24.1%	(3)	22.8%	23.6%

	As of			% change from
Client asset metrics ($ in billions)	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2023	June 30, 2024
Client assets under administration	$1,571.1	$1,256.5	$1,476.2	25%	6%
Private Client Group assets under administration	$1,507.0	$1,201.2	$1,415.7	25%	6%
Private Client Group assets in fee-based accounts	$875.2	$683.2	$820.6	28%	7%
Financial assets under management	$244.8	$196.4	$229.3	25%	7%

	Three months ended			Twelve months ended
Net new assets metrics ($ in millions)	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2024	September 30, 2023
Domestic Private Client Group net new assets (2)	$12,969	$14,169	$16,517	$60,709	$73,254
Domestic Private Client Group net new assets growth — annualized (2)	4.0%	5.0%	5.2%	5.5%	7.7%

	As of			% change from
Private Client Group financial advisors	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2023	June 30, 2024
Employees	3,826	3,693	3,812	4%	—%
Independent contractors	4,961	5,019	4,970	(1)%	—%
Total advisors (11)	8,787	8,712	8,782	1%	—%

	As of			% change from
Clients’ domestic cash sweep and Enhanced Savings Program balances ($ in millions)	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2023	June 30, 2024
Raymond James Bank Deposit Program (“RJBDP”): (12)
Bank segment	$23,978	$25,355	$23,371	(5)%	3%
Third-party banks	18,226	15,858	17,325	15%	5%
Subtotal RJBDP	42,204	41,213	40,696	2%	4%
Client Interest Program	1,653	1,620	1,713	2%	(4)%
Total clients’ domestic cash sweep balances	43,857	42,833	42,409	2%	3%
Enhanced Savings Program (“ESP”) (13)	14,018	13,592	14,039	3%	—%
Total clients’ domestic cash sweep and ESP balances	$57,875	$56,425	$56,448	3%	3%

Net interest income and RJBDP fees ($ in millions)	Three months ended			% change from		Twelve months ended
	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2023	June 30, 2024	September 30, 2024	September 30, 2023	% change
Net interest income and RJBDP fees (third-party banks)	$678	$711	$672	(5)%	1%	$2,737	$2,873	(5)%
Average yield on RJBDP - third-party banks (14)	3.34%	3.60%	3.41%			3.50%	3.20%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Net Interest
Fiscal Fourth Quarter of 2024	(Unaudited)

The following tables present our consolidated average interest-earning asset and interest-bearing liability balances, interest income and expense and the related rates.

	Three months ended
	September 30, 2024			September 30, 2023			June 30, 2024
$ in millions	Average balance	Interest	Annualized average rate	Average balance	Interest	Annualized average rate	Average balance	Interest	Annualized average rate
	INTEREST-EARNING ASSETS
Bank segment
Cash and cash equivalents	$5,680	$75	5.29%	$5,208	$71	5.36%	$5,318	$72	5.38%
Available-for-sale securities	9,208	53	2.27%	10,563	56	2.12%	9,791	55	2.28%
Loans held for sale and investment: (15)
Loans held for investment:
Securities-based loans (“SBL”) (16)	15,832	283	7.01%	14,307	260	7.14%	15,029	269	7.10%
Commercial and industrial (“C&I”) loans	9,877	187	7.45%	10,499	201	7.49%	9,935	194	7.70%
Commercial real estate (“CRE”) loans	7,607	145	7.47%	7,115	138	7.59%	7,465	142	7.52%
Real estate investment trust (“REIT”) loans	1,800	36	7.73%	1,707	33	7.54%	1,731	34	7.71%
Residential mortgage loans	9,355	89	3.76%	8,570	72	3.34%	9,173	83	3.66%
Tax-exempt loans (17)	1,381	9	3.35%	1,512	10	3.17%	1,439	10	3.34%
Loans held for sale	237	6	8.52%	140	3	8.23%	234	4	7.77%
Total loans held for sale and investment	46,089	755	6.45%	43,850	717	6.44%	45,006	736	6.51%
All other interest-earning assets	252	4	5.97%	201	3	5.94%	227	4	5.95%
Interest-earning assets — Bank segment	$61,229	$887	5.71%	$59,822	$847	5.58%	$60,342	$867	5.72%
All other segments
Cash and cash equivalents	$3,579	$53	5.85%	$3,231	$48	5.85%	$3,311	$49	5.99%
Assets segregated for regulatory purposes and restricted cash	3,423	43	4.96%	3,510	45	5.12%	3,624	46	5.08%
Trading assets — debt securities	1,344	19	5.49%	1,070	17	5.56%	1,425	20	5.83%
Brokerage client receivables	2,351	47	8.03%	2,150	46	8.34%	2,370	48	8.13%
All other interest-earning assets	2,421	24	4.21%	1,782	16	3.79%	2,426	27	4.24%
Interest-earning assets — all other segments	$13,118	$186	5.67%	$11,743	$172	5.75%	$13,156	$190	5.78%
Total interest-earning assets	$74,347	$1,073	5.70%	$71,565	$1,019	5.61%	$73,498	$1,057	5.73%

	INTEREST-BEARING LIABILITIES
Bank Segment
Bank deposits:
Money market and savings accounts (12)	$31,697	$184	2.31%	$33,447	$155	1.84%	$31,232	$173	2.24%
Interest-bearing demand deposits (13)	20,559	254	4.91%	17,519	216	4.91%	20,261	250	4.95%
Certificates of deposit	2,606	31	4.74%	2,762	30	4.35%	2,491	30	4.81%
Total bank deposits (18)	54,862	469	3.40%	53,728	401	2.97%	53,984	453	3.38%
Federal Home Loan Bank (“FHLB”) advances and all other interest-bearing liabilities	1,071	7	2.40%	1,233	7	2.20%	1,189	8	2.90%
Interest-bearing liabilities — Bank segment	$55,933	$476	3.38%	$54,961	$408	2.95%	$55,173	$461	3.37%
All other segments
Trading liabilities — debt securities	$879	$11	5.01%	$702	$10	5.22%	$862	$11	5.22%
Brokerage client payables	4,573	20	1.77%	4,620	21	1.65%	4,558	22	1.93%
Senior notes payable	2,040	23	4.48%	2,039	23	4.53%	2,039	23	4.50%
All other interest-bearing liabilities (18)	1,232	11	4.14%	584	—	1.17%	1,522	17	4.42%
Interest-bearing liabilities — all other segments	$8,724	$65	3.06%	$7,945	$54	2.67%	$8,981	$73	3.25%
Total interest-bearing liabilities	$64,657	$541	3.34%	$62,906	$462	2.91%	$64,154	$534	3.35%
Firmwide net interest income		$532			$557			$523
Net interest margin (net yield on interest-earning assets)
Bank segment			2.62%			2.87%			2.64%
Firmwide			2.85%			3.09%			2.86%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Net Interest
Fiscal Fourth Quarter of 2024	(Unaudited)

	Twelve months ended
	September 30, 2024			September 30, 2023
$ in millions	Average balance	Interest	Average rate	Average balance	Interest	Average rate
	INTEREST-EARNING ASSETS
Bank segment
Cash and cash equivalents	$5,694	$307	5.37%	$4,033	$199	4.89%
Available-for-sale securities	9,852	220	2.23%	10,805	219	2.02%
Loans held for sale and investment: (15)
Loans held for investment:
SBL (16)	15,000	1,081	7.09%	14,510	977	6.65%
C&I loans	10,167	784	7.59%	10,955	767	6.90%
CRE loans	7,425	568	7.53%	6,993	496	6.99%
REIT loans	1,728	136	7.71%	1,680	119	6.99%
Residential mortgage loans	9,069	329	3.62%	8,114	258	3.18%
Tax-exempt loans (17)	1,428	38	3.30%	1,596	41	3.14%
Loans held for sale	194	16	8.26%	173	13	7.61%
Total loans held for sale and investment	45,011	2,952	6.48%	44,021	2,671	6.02%
All other interest-earning assets	239	15	6.06%	156	9	5.67%
Interest-earning assets — Bank segment	$60,796	$3,494	5.69%	$59,015	$3,098	5.21%
All other segments
Cash and cash equivalents	$3,358	$202	6.00%	$3,125	$159	5.08%
Assets segregated for regulatory purposes and restricted cash	3,583	183	5.10%	4,722	197	4.17%
Trading assets — debt securities	1,274	73	5.71%	1,059	57	5.40%
Brokerage client receivables	2,287	187	8.17%	2,214	170	7.68%
All other interest-earning assets	2,304	93	3.98%	1,809	67	3.46%
Interest-earning assets — all other segments	$12,806	$738	5.74%	$12,929	$650	4.99%
Total interest-earning assets	$73,602	$4,232	5.70%	$71,944	$3,748	5.17%

	INTEREST-BEARING LIABILITIES
Bank Segment
Bank deposits:
Money market and savings accounts (12)	$31,519	$681	2.16%	$40,463	$547	1.35%
Interest-bearing demand deposits (13)	20,329	1,001	4.92%	10,352	473	4.57%
Certificates of deposit	2,633	123	4.66%	2,163	84	3.88%
Total bank deposits (18)	54,481	1,805	3.31%	52,978	1,104	2.08%
FHLB advances and all other interest-bearing liabilities	1,168	33	2.80%	1,364	37	2.67%
Interest-bearing liabilities — Bank segment	$55,649	$1,838	3.30%	$54,342	$1,141	2.09%
All other segments
Trading liabilities — debt securities	$825	$44	5.34%	$727	$36	5.24%
Brokerage client payables	4,663	83	1.78%	5,877	78	1.33%
Senior notes payable	2,039	92	4.50%	2,038	92	4.53%
All other interest-bearing liabilities (18)	1,157	45	4.03%	620	26	3.78%
Interest-bearing liabilities — all other segments	$8,684	$264	3.06%	$9,262	$232	2.51%
Total interest-bearing liabilities	$64,333	$2,102	3.27%	$63,604	$1,373	2.15%
Firmwide net interest income		$2,130			$2,375
Net interest margin (net yield on interest-earning assets)
Bank segment			2.67%			3.28%
Firmwide			2.89%			3.30%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2024	(Unaudited)

	Three months ended			% change from
$ in millions	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2023	June 30, 2024
Net revenues:
Private Client Group	$2,476	$2,265	$2,416	9%	2%
Capital Markets	483	341	330	42%	46%
Asset Management	275	236	265	17%	4%
Bank	433	451	418	(4)%	4%
Other (19)	28	25	28	12%	—%
Intersegment eliminations	(233)	(265)	(229)	(12)%	2%
Total net revenues	$3,462	$3,053	$3,228	13%	7%

Pre-tax income/(loss):
Private Client Group	$461	$477	$441	(3)%	5%
Capital Markets	95	(7)	(14)	NM	NM
Asset Management	116	100	112	16%	4%
Bank	98	78	115	26%	(15)%
Other (19)	(10)	(63)	(10)	84%	—%
Pre-tax income	$760	$585	$644	30%	18%

	Twelve months ended
$ in millions	September 30, 2024	September 30, 2023	% change
Net revenues:
Private Client Group	$9,459	$8,654	9%
Capital Markets	1,472	1,214	21%
Asset Management	1,027	885	16%
Bank	1,716	2,013	(15)%
Other (19)	99	59	68%
Intersegment eliminations	(952)	(1,206)	(21)%
Total net revenues	$12,821	$11,619	10%

Pre-tax income/(loss):
Private Client Group	$1,785	$1,763	1%
Capital Markets	67	(91)	NM
Asset Management	421	351	20%
Bank	380	371	2%
Other (9) (19)	(10)	(114)	91%
Pre-tax income	$2,643	$2,280	16%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2024	(Unaudited)

Private Client Group

	Three months ended			% change from
$ in millions	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2023	June 30, 2024
Revenues:
Asset management and related administrative fees	$1,408	$1,226	$1,364	15%	3%
Brokerage revenues:
Mutual and other fund products	148	142	142	4%	4%
Insurance and annuity products	137	119	130	15%	5%
Equities, exchange-traded funds (“ETFs”) and fixed income products	148	115	137	29%	8%
Total brokerage revenues	433	376	409	15%	6%
Account and service fees:
Mutual fund and annuity service fees	122	109	118	12%	3%
RJBDP fees: (12)
Bank segment	197	237	198	(17)%	(1)%
Third-party banks	146	154	149	(5)%	(2)%
Client account and other fees	69	56	66	23%	5%
Total account and service fees	534	556	531	(4)%	1%
Investment banking	9	8	10	13%	(10)%
Interest income	119	115	121	3%	(2)%
All other	4	8	13	(50)%	(69)%
Total revenues	2,507	2,289	2,448	10%	2%
Interest expense	(31)	(24)	(32)	29%	(3)%
Net revenues	2,476	2,265	2,416	9%	2%
Non-interest expenses:
Financial advisor compensation and benefits	1,364	1,193	1,327	14%	3%
Administrative compensation and benefits	387	348	389	11%	(1)%
Total compensation, commissions and benefits	1,751	1,541	1,716	14%	2%
Non-compensation expenses	264	247	259	7%	2%
Total non-interest expenses	2,015	1,788	1,975	13%	2%
Pre-tax income	$461	$477	$441	(3)%	5%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2024	(Unaudited)

Private Client Group

	Twelve months ended
$ in millions	September 30, 2024	September 30, 2023	% change
Revenues:
Asset management and related administrative fees	$5,246	$4,545	15%
Brokerage revenues:
Mutual and other fund products	567	540	5%
Insurance and annuity products	519	439	18%
Equities, ETFs and fixed income products	545	455	20%
Total brokerage revenues	1,631	1,434	14%
Account and service fees:
Mutual fund and annuity service fees	461	415	11%
RJBDP fees: (12)
Bank segment	824	1,093	(25)%
Third-party banks	607	498	22%
Client account and other fees	264	231	14%
Total account and service fees	2,156	2,237	(4)%
Investment banking	38	35	9%
Interest income	480	455	5%
All other	27	48	(44)%
Total revenues	9,578	8,754	9%
Interest expense	(119)	(100)	19%
Net revenues	9,459	8,654	9%
Non-interest expenses:
Financial advisor compensation and benefits	5,154	4,537	14%
Administrative compensation and benefits	1,546	1,390	11%
Total compensation, commissions and benefits	6,700	5,927	13%
Non-compensation expenses	974	964	1%
Total non-interest expenses	7,674	6,891	11%
Pre-tax income	$1,785	$1,763	1%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2024	(Unaudited)

Capital Markets

	Three months ended			% change from
$ in millions	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2023	June 30, 2024
Revenues:
Brokerage revenues:
Fixed income	$91	$71	$86	28%	6%
Equity	36	30	35	20%	3%
Total brokerage revenues	127	101	121	26%	5%
Investment banking:
Merger & acquisition and advisory	205	141	91	45%	125%
Equity underwriting	49	16	33	206%	48%
Debt underwriting	52	37	49	41%	6%
Total investment banking	306	194	173	58%	77%
Interest income	28	23	32	22%	(13)%
Affordable housing investments business revenues	43	41	30	5%	43%
All other	6	3	4	100%	50%
Total revenues	510	362	360	41%	42%
Interest expense	(27)	(21)	(30)	29%	(10)%
Net revenues	483	341	330	42%	46%
Non-interest expenses:
Compensation, commissions and benefits	281	238	243	18%	16%
Non-compensation expenses	107	110	101	(3)%	6%
Total non-interest expenses	388	348	344	11%	13%
Pre-tax income/(loss)	$95	$(7)	$(14)	NM	NM

	Twelve months ended
$ in millions	September 30, 2024	September 30, 2023	% change
Revenues:
Brokerage revenues:
Fixed income	$367	$345	6%
Equity	143	130	10%
Total brokerage revenues	510	475	7%
Investment banking:
Merger & acquisition and advisory	521	418	25%
Equity underwriting	131	85	54%
Debt underwriting	168	110	53%
Total investment banking	820	613	34%
Interest income	109	88	24%
Affordable housing investments business revenues	118	109	8%
All other	18	14	29%
Total revenues	1,575	1,299	21%
Interest expense	(103)	(85)	21%
Net revenues	1,472	1,214	21%
Non-interest expenses:
Compensation, commissions and benefits	1,002	902	11%
Non-compensation expenses	403	403	—%
Total non-interest expenses	1,405	1,305	8%
Pre-tax income/(loss)	$67	$(91)	NM
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2024	(Unaudited)

Asset Management

	Three months ended			% change from
$ in millions	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2023	June 30, 2024
Revenues:
Asset management and related administrative fees:
Managed programs	$176	$153	$171	15%	3%
Administration and other	87	73	83	19%	5%
Total asset management and related administrative fees	263	226	254	16%	4%
Account and service fees	6	5	5	20%	20%
All other	6	5	6	20%	—%
Net revenues	275	236	265	17%	4%
Non-interest expenses:
Compensation, commissions and benefits	56	48	56	17%	—%
Non-compensation expenses	103	88	97	17%	6%
Total non-interest expenses	159	136	153	17%	4%
Pre-tax income	$116	$100	$112	16%	4%

	Twelve months ended
$ in millions	September 30, 2024	September 30, 2023	% change
Revenues:
Asset management and related administrative fees:
Managed programs	$660	$573	15%
Administration and other	323	273	18%
Total asset management and related administrative fees	983	846	16%
Account and service fees	22	21	5%
All other	22	18	22%
Net revenues	1,027	885	16%
Non-interest expenses:
Compensation, commissions and benefits	223	198	13%
Non-compensation expenses	383	336	14%
Total non-interest expenses	606	534	13%
Pre-tax income	$421	$351	20%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2024	(Unaudited)

Bank

	Three months ended			% change from
$ in millions	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2023	June 30, 2024
Revenues:
Interest income	$887	$847	$867	5%	2%
Interest expense	(476)	(408)	(461)	17%	3%
Net interest income	411	439	406	(6)%	1%
All other	22	12	12	83%	83%
Net revenues	433	451	418	(4)%	4%
Non-interest expenses:
Compensation and benefits	44	41	45	7%	(2)%
Non-compensation expenses:
Bank loan provision/(benefit) for credit losses	22	36	(10)	(39)%	NM
RJBDP fees to Private Client Group (12)	197	237	198	(17)%	(1)%
All other	72	59	70	22%	3%
Total non-compensation expenses	291	332	258	(12)%	13%
Total non-interest expenses	335	373	303	(10)%	11%
Pre-tax income	$98	$78	$115	26%	(15)%

	Twelve months ended
$ in millions	September 30, 2024	September 30, 2023	% change
Revenues:
Interest income	$3,494	$3,098	13%
Interest expense	(1,838)	(1,141)	61%
Net interest income	1,656	1,957	(15)%
All other	60	56	7%
Net revenues	1,716	2,013	(15)%
Non-interest expenses:
Compensation and benefits	180	177	2%
Non-compensation expenses:
Bank loan provision for credit losses	45	132	(66)%
RJBDP fees to Private Client Group (12)	824	1,093	(25)%
All other	287	240	20%
Total non-compensation expenses	1,156	1,465	(21)%
Total non-interest expenses	1,336	1,642	(19)%
Pre-tax income	$380	$371	2%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2024	(Unaudited)

Other (19)

	Three months ended			% change from
$ in millions	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2023	June 30, 2024
Revenues:
Interest income	$53	$44	$47	20%	13%
All other	—	3	6	(100)%	(100)%
Total revenues	53	47	53	13%	—%
Interest expense	(25)	(22)	(25)	14%	—%
Net revenues	28	25	28	12%	—%
Non-interest expenses:
Compensation and benefits	26	24	29	8%	(10)%
All other	12	64	9	(81)%	33%
Total non-interest expenses	38	88	38	(57)%	—%
Pre-tax loss	$(10)	$(63)	$(10)	84%	—%

	Twelve months ended
$ in millions	September 30, 2024	September 30, 2023	% change
Revenues:
Interest income	$193	$147	31%
All other	6	9	(33)%
Total revenues	199	156	28%
Interest expense	(100)	(97)	3%
Net revenues	99	59	68%
Non-interest expenses:
Compensation and benefits	104	95	9%
Insurance settlement received (9)	—	(32)	100%
All other	5	110	(95)%
Total non-interest expenses	109	173	(37)%
Pre-tax loss	$(10)	$(114)	91%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Bank Segment Selected Key Metrics
Fiscal Fourth Quarter of 2024	(Unaudited)

Bank Segment

Our Bank segment includes Raymond James Bank and TriState Capital Bank.

	As of			% change from
$ in millions	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2023	June 30, 2024
Total assets	$62,367	$60,041	$60,574	4%	3%

Bank loans, net	$45,994	$43,775	$45,149	5%	2%

Bank loan allowance for credit losses	$457	$474	$456	(4)%	—%
Bank loan allowance for credit losses as a % of total loans held for investment	0.99%	1.07%	1.00%
Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment (20)	1.99%	2.03%	2.00%

Total nonperforming assets	$175	$128	$160	37%	9%
Nonperforming assets as a % of total assets	0.28%	0.21%	0.26%

Total criticized loans	$679	$518	$523	31%	30%
Criticized loans as a % of loans held for investment	1.47%	1.17%	1.15%

Total bank deposits	$56,010	$54,199	$54,401	3%	3%

	Three months ended			% change from		Twelve months ended
$ in millions	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2023	June 30, 2024	September 30, 2024	September 30, 2023	% change
Net interest margin (net yield on interest-earning assets)	2.62%	2.87%	2.64%			2.67%	3.28%

Bank loan provision/(benefit) for credit losses	$22	$36	$(10)	(39)%	NM	$45	$132	(66)%
Net charge-offs	$20	$17	$6	18%	233%	$62	$54	15%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Fourth Quarter of 2024	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures.

	Three months ended			Twelve months ended
$ in millions	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2024	September 30, 2023
Net income available to common shareholders	$601	$432	$491	$2,063	$1,733
Non-GAAP adjustments:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (21)	9	17	11	42	70
Other acquisition-related compensation	—	—	—	—	10
Total “Compensation, commissions and benefits” expense	9	17	11	42	80
Communications and information processing	1	2	—	2	2
Professional fees	1	3	1	4	3
Other:
Amortization of identifiable intangible assets (22)	11	12	11	44	45
All other acquisition-related expenses	3	—	—	5	—
Total “Other” expense	14	12	11	49	45
Total expenses related to acquisitions	25	34	23	97	130
Other — Insurance settlement received (9)	—	—	—	—	(32)
Pre-tax impact of non-GAAP adjustments	25	34	23	97	98
Tax effect of non-GAAP adjustments	(5)	(9)	(6)	(23)	(25)
Total non-GAAP adjustments, net of tax	20	25	17	74	73
Adjusted net income available to common shareholders (1)	$621	$457	$508	$2,137	$1,806

Pre-tax income	$760	$585	$644	$2,643	$2,280
Pre-tax impact of non-GAAP adjustments (as detailed above)	25	34	23	97	98
Adjusted pre-tax income (1)	$785	$619	$667	$2,740	$2,378

Compensation, commissions and benefits expense	$2,159	$1,892	$2,090	$8,213	$7,299
Less: Total compensation-related acquisition expenses (as detailed above)	9	17	11	42	80
Adjusted “Compensation, commissions and benefits” expense (1)	$2,150	$1,875	$2,079	$8,171	$7,219

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Fourth Quarter of 2024	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Twelve months ended
	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2024	September 30, 2023
Pre-tax margin (6)	22.0%	19.2%	20.0%	20.6%	19.6%
Impact of non-GAAP adjustments on pre-tax margin:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (21)	0.3%	0.6%	0.3%	0.4%	0.6%
Other acquisition-related compensation	—%	—%	—%	—%	0.1%
Total “Compensation, commissions and benefits” expense	0.3%	0.6%	0.3%	0.4%	0.7%
Communications and information processing	—%	—%	—%	—%	—%
Professional fees	—%	0.1%	—%	—%	0.1%
Other:
Amortization of identifiable intangible assets (22)	0.3%	0.4%	0.4%	0.3%	0.4%
All other acquisition-related expenses	0.1%	—%	—%	0.1%	—%
Total “Other” expense	0.4%	0.4%	0.4%	0.4%	0.4%
Total expenses related to acquisitions	0.7%	1.1%	0.7%	0.8%	1.2%
Other — Insurance settlement received (9)	—%	—%	—%	—%	(0.3)%
Total non-GAAP adjustments	0.7%	1.1%	0.7%	0.8%	0.9%
Adjusted pre-tax margin (1) (6)	22.7%	20.3%	20.7%	21.4%	20.5%

Total compensation ratio (7)	62.4%	62.0%	64.7%	64.1%	62.8%
Less the impact of non-GAAP adjustments on compensation ratio:
Acquisition-related retention (21)	0.3%	0.6%	0.3%	0.4%	0.6%
Other acquisition-related compensation	—%	—%	—%	—%	0.1%
Total “Compensation, commissions and benefits” expenses related to acquisitions	0.3%	0.6%	0.3%	0.4%	0.7%
Adjusted total compensation ratio (1) (7)	62.1%	61.4%	64.4%	63.7%	62.1%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Fourth Quarter of 2024	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Twelve months ended
Earnings per common share (4)	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2024	September 30, 2023
Basic	$2.93	$2.07	$2.37	$9.94	$8.16
Impact of non-GAAP adjustments on basic earnings per common share:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (21)	0.04	0.08	0.05	0.20	0.33
Other acquisition-related compensation	—	—	—	—	0.05
Total “Compensation, commissions and benefits” expense	0.04	0.08	0.05	0.20	0.38
Communications and information processing	—	0.01	—	0.01	0.01
Professional fees	0.01	0.01	0.01	0.02	0.01
Other:
Amortization of identifiable intangible assets (22)	0.05	0.06	0.05	0.21	0.21
All other acquisition-related expenses	0.02	—	—	0.03	—
Total “Other” expense	0.07	0.06	0.05	0.24	0.21
Total expenses related to acquisitions	0.12	0.16	0.11	0.47	0.61
Other — Insurance settlement received (9)	—	—	—	—	(0.15)
Tax effect of non-GAAP adjustments	(0.02)	(0.04)	(0.03)	(0.11)	(0.12)
Total non-GAAP adjustments, net of tax	0.10	0.12	0.08	0.36	0.34
Adjusted basic (1)	$3.03	$2.19	$2.45	$10.30	$8.50

Diluted	$2.86	$2.02	$2.31	$9.70	$7.97
Impact of non-GAAP adjustments on diluted earnings per common share:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (21)	0.04	0.08	0.05	0.20	0.32
Other acquisition-related compensation	—	—	—	—	0.05
Total “Compensation, commissions and benefits” expense	0.04	0.08	0.05	0.20	0.37
Communications and information processing	—	0.01	—	0.01	0.01
Professional fees	—	0.01	0.01	0.02	0.01
Other:
Amortization of identifiable intangible assets (22)	0.05	0.05	0.05	0.21	0.21
All other acquisition-related expenses	0.02	—	—	0.02	—
Total “Other” expense	0.07	0.05	0.05	0.23	0.21
Total expenses related to acquisitions	0.11	0.15	0.11	0.46	0.60
Other — Insurance settlement received (9)	—	—	—	—	(0.15)
Tax effect of non-GAAP adjustments	(0.02)	(0.04)	(0.03)	(0.11)	(0.12)
Total non-GAAP adjustments, net of tax	0.09	0.11	0.08	0.35	0.33
Adjusted diluted (1)	$2.95	$2.13	$2.39	$10.05	$8.30
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Fourth Quarter of 2024	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

Book value per share	As of
$ in millions, except per share amounts	September 30, 2024	September 30, 2023	June 30, 2024
Total common equity attributable to Raymond James Financial, Inc.	$11,594	$10,135	$11,118
Less non-GAAP adjustments:
Goodwill and identifiable intangible assets, net	1,886	1,907	1,884
Deferred tax liabilities related to goodwill and identifiable intangible assets, net	(138)	(131)	(136)
Tangible common equity attributable to Raymond James Financial, Inc. (1)	$9,846	$8,359	$9,370
Common shares outstanding	203.3	208.8	205.6
Book value per share (10)	$57.03	$48.54	$54.08
Tangible book value per share (1) (10)	$48.43	$40.03	$45.57

Return on common equity	Three months ended			Twelve months ended
$ in millions	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2024	September 30, 2023
Average common equity (23)	$11,356	$10,003	$11,012	$10,893	$9,791
Impact of non-GAAP adjustments on average common equity:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (21)	5	9	5	22	35
Other acquisition-related compensation	—	—	—	—	4
Total “Compensation, commissions and benefits” expense	5	9	5	22	39
Communications and information processing	—	1	—	—	1
Professional fees	1	2	1	2	1
Other:
Amortization of identifiable intangible assets (22)	6	6	5	22	22
All other acquisition-related expenses	1	—	—	2	—
Total “Other” expense	7	6	5	24	22
Total expenses related to acquisitions	13	18	11	48	63
Other — Insurance settlement received (9)	—	—	—	—	(26)
Tax effect of non-GAAP adjustments	(3)	(5)	(3)	(12)	(9)
Total non-GAAP adjustments, net of tax	10	13	8	36	28
Adjusted average common equity (1) (23)	$11,366	$10,016	$11,020	$10,929	$9,819

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Fourth Quarter of 2024	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Twelve months ended
$ in millions	September 30, 2024	September 30, 2023	June 30, 2024	September 30, 2024	September 30, 2023
Average common equity (23)	$11,356	$10,003	$11,012	$10,893	$9,791
Less:
Average goodwill and identifiable intangible assets, net	1,885	1,918	1,889	1,896	1,928
Average deferred tax liabilities related to goodwill and identifiable intangible assets, net	(137)	(130)	(135)	(134)	(129)
Average tangible common equity (1) (23)	$9,608	$8,215	$9,258	$9,131	$7,992
Impact of non-GAAP adjustments on average tangible common equity:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (21)	5	9	5	22	35
Other acquisition-related compensation	—	—	—	—	4
Total “Compensation, commissions and benefits” expense	5	9	5	22	39
Communications and information processing	—	1	—	—	1
Professional fees	1	2	1	2	1
Other:
Amortization of identifiable intangible assets (22)	6	6	5	22	22
All other acquisition-related expenses	1	—	—	2	—
Total “Other” expense	7	6	5	24	22
Total expenses related to acquisitions	13	18	11	48	63
Other — Insurance settlement received (9)	—	—	—	—	(26)
Tax effect of non-GAAP adjustments	(3)	(5)	(3)	(12)	(9)
Total non-GAAP adjustments, net of tax	10	13	8	36	28
Adjusted average tangible common equity (1) (23)	$9,618	$8,228	$9,266	$9,167	$8,020

Return on common equity (5)	21.2%	17.3%	17.8%	18.9%	17.7%
Adjusted return on common equity (1) (5)	21.9%	18.3%	18.4%	19.6%	18.4%
Return on tangible common equity (1) (5)	25.0%	21.0%	21.2%	22.6%	21.7%
Adjusted return on tangible common equity (1) (5)	25.8%	22.2%	21.9%	23.3%	22.5%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Fourth Quarter of 2024                                 Footnotes

(1)	These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures.

(2)
Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees, and other fees. The domestic Private Client Group net new asset growth — annualized percentage is based on the beginning domestic Private Client Group assets under administration balance for the indicated period.

(3)	Estimated.

(4)
Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended September 30, 2024, June 30, 2024, and September 30, 2023, and $4 million and $5 million for the twelve months ended September 30, 2024 and September 30, 2023, respectively.

(5)	Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and identifiable intangible assets, net of related deferred taxes.

(6)	Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period.

(7)	Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period or, in the case of adjusted total compensation ratio, computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period.

(8)
Provisions for legal and regulatory matters did not have a significant impact on our results for the three months ended September 30, 2024 and June 30, 2024. The twelve months ended September 30, 2024 included the favorable impact of a legal and regulatory reserve release. Results for the three and twelve months ended September 30, 2023 included elevated provisions for legal and regulatory matters.

(9)
The twelve months ended September 30, 2023 included the favorable impact of a $32 million insurance settlement received during the period related to a previously settled legal matter. This item has been reflected as an offset to Other expenses within our Other segment. In the computation of our non-GAAP financial measures, we have reversed the favorable impact of this item on adjusted pre-tax income and adjusted net income available to common shareholders. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures.

(10)	Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period.

(11)
This metric included the impact of the transfer of approximately 50 financial advisors to our Registered Investment Advisor & Custody Services (“RCS”) division during our fiscal third quarter of 2024, primarily related to one firm with financial advisors previously affiliated as independent contractors. Advisors in RCS are not included in the financial advisor count, although their assets are still included in client assets under administration.

(12)
We earn fees from the RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and TriState Capital Bank, which are included in our Bank segment, as well as various third-party banks. RJBDP balances swept to our Bank segment are reflected in Bank deposits on our Consolidated Statement of Financial Condition and within money market and other savings accounts in our net interest disclosures in this release. RJBDP balances swept to third-party banks are not included in our bank deposit liability balance reflected on our Consolidated Statement of Financial Condition given those deposits are held by third-party banks. Fees earned from the RJBDP are included in “Account and service fees” on our Consolidated Statements of Income, and those fees earned by the Private Client Group segment on deposits held by our Bank segment are eliminated in consolidation.

(13)
Our Enhanced Savings Program is a deposit offering in which Private Client Group clients may deposit cash in a high-yield Raymond James Bank account. ESP balances held at Raymond James Bank as of the respective period end are reflected in Bank deposits on our Consolidated Statement of Financial Condition and substantially all are reflected within interest-bearing demand deposits in our net interest disclosures in this release.

(14)	Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks.

(15)	Loans are presented net of unamortized purchase discounts or premiums, unearned income, deferred origination fees and costs, and charge-offs.

(16)	Securities-based loans included loans collateralized by the borrower’s marketable securities at advance rates consistent with industry standards and, to a lesser extent, the cash surrender value of life insurance policies. An insignificant portion of our securities-based loans portfolio is collateralized by private securities or other financial instruments with a limited trading market.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Fourth Quarter of 2024                                 Footnotes

(17)	The average rate on tax-exempt loans is presented on a taxable-equivalent basis utilizing the applicable federal statutory rates for each respective period.

(18)
The average balance, interest expense, and average rate for “Total bank deposits” included amounts associated with affiliate deposits. Such amounts are eliminated in consolidation and are offset in “All other interest-bearing liabilities” under “All other segments.”

(19)
The Other segment includes interest income on certain corporate cash balances, the results of our private equity investments, which predominantly consist of investments in third-party funds, certain other corporate investing activity, and certain corporate overhead costs of RJF that are not allocated to other segments including the interest costs on our public debt, certain provisions for legal and regulatory matters, and certain acquisition-related expenses.

(20)	Corporate loans included commercial and industrial loans, commercial real estate loans, and real estate investment trust loans.

(21)
Includes acquisition-related compensation expenses primarily arising from equity and cash-based retention awards issued in conjunction with acquisitions in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period.

(22)	Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions.

(23)
Average common equity for the quarter-to-date period is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period.